

NHI
NATIONAL HEALTH INVESTORS

# Company Overview

## Q1 2015 SUPPLEMENTAL

# Table of Contents

## Forward looking statements and risk factors:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2014.

In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

Unless otherwise noted, all amounts are unaudited and are as of or for the year to date period ended March 31st.



Marsh's Edge
St. Simon's Island, GA

# Overview

**NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI)**, is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

## HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth rate
- Strong, growing dividend with low payout ratio

**184 Properties | 31 Partners | 31 States**



Senior Housing (107)
Skilled Nursing (71)
Hospital (4)
Medical Office (2)

**Partners[1]**



Small, 3%
NHC, 19%
Brookdale, 3%
LTC, 2%
CHS, 2%
Holiday, 17%
Fundamental, 3%
SLC, 16%
Bickford, 12%
Legend, 6%
HSM, 4%
Other, 13%
Regional - 51%
National Private Chain - 20%
Public - 26%
Small - 3%

**Assets[1]**



REIT Dividends & Other, 2%
Skilled Nursing, 35%
Hospital & MOB, 5%
Entrance-Fee, 16%
Independent Living, 17%
Assisted Living, 21%
Senior Living Campus, 4%
Sr. Hsng. Need-Driven - 25%
Sr. Hsng. Discretionary - 33%
Senior Housing - 58%
Medical - 40%

[1] based on annualized cash revenue for contracts in place at March 31, 2015

# Summary Information

*(dollar and share amounts in thousands)*

| | Quarter Ended / As Of | | | | |
|---|---|---|---|---|---|
| | Q1 2015 | Q4 2014 | Q3 2014 | Q2 2014 | Q1 2014 |
| **Balance Sheet Data** | | | | | |
| Gross cost of real estate assets | $ 1,993,118 | $ 1,988,849 | $ 1,493,140 | $ 1,482,650 | $ 1,468,215 |
| Total assets | 2,019,716 | 1,982,960 | 1,488,168 | 1,483,127 | 1,473,202 |
| Total liabilities | 973,275 | 933,027 | 707,148 | 702,745 | 690,017 |
| Total noncontrolling interests | 9,902 | 10,008 | 9,897 | 10,355 | 10,505 |
| Total stockholder's equity attributable to NHI | 1,036,539 | 1,039,925 | 771,123 | 770,027 | 772,680 |
| **Operating Data** | | | | | |
| Total revenue | $ 55,751 | $ 45,734 | $ 44,478 | $ 44,160 | $ 43,136 |
| Rental revenue - GAAP | 52,495 | 42,944 | 41,669 | 41,353 | 40,313 |
| Straight-line rents | 6,089 | 3,771 | 4,203 | 4,295 | 4,195 |
| Rental revenue - Cash | 46,406 | 39,173 | 37,466 | 37,058 | 36,118 |
| Adjusted EBITDA | 51,693 | 44,886 | 42,195 | 42,352 | 40,286 |
| Interest expense | 8,412 | 5,652 | 7,005 | 6,829 | 6,887 |
| General & administrative expense | 3,845 | 2,158 | 2,164 | 1,850 | 2,935 |
| Funds from operations per diluted common share | 1.13 | 1.08 | 1.05 | 1.05 | .98 |
| Normalized FFO per diluted common share | 1.13 | 1.06 | 1.05 | 1.05 | 1.05 |
| Normalized AFFO per diluted common share | .99 | .94 | .94 | .94 | .93 |
| Normalized FAD per diluted common share | 1.03 | .95 | .95 | .95 | .97 |
| Regular dividends declared per common share | .85 | .77 | .77 | .77 | .77 |
| **Capitalization** | | | | | |
| Common shares outstanding at end of each period | 37,566 | 37,486 | 33,058 | 33,055 | 33,052 |
| Market value of equity at end of each period | $ 2,667,577 | $ 2,622,520 | $ 1,888,934 | $ 2,067,921 | $ 1,998,324 |
| Total debt | 899,420 | 862,726 | 640,963 | 638,019 | 629,033 |
| Net debt | 895,230 | 859,439 | 637,404 | 630,862 | 622,788 |
| Total market capitalization, including net debt | 3,562,807 | 3,481,959 | 2,526,338 | 2,698,783 | 2,621,112 |
| **Ratios** | | | | | |
| Interest coverage ratio | 6.7x | 5.9x | 6.0x | 6.2x | 8.5x |
| Fixed charge coverage ratio | 6.5x | 5.7x | 5.8x | 6.0x | 8.0x |
| Net debt to adjusted EBITDA (*annualized*) | 4.3x | 4.8x | 3.8x | 3.7x | 3.9x |
| Dividend payout ratio for normalized FFO | 75.2% | 72.6% | 73.3% | 73.3% | 73.3% |
| Dividend payout ratio for normalized AFFO | 85.9% | 81.9% | 81.9% | 81.9% | 82.8% |
| Dividend payout ratio for normalized FAD | 82.5% | 81.1% | 81.1% | 81.1% | 79.4% |
| Net debt as a percentage of market capitalization | 25.1% | 24.7% | 25.2% | 23.4% | 23.8% |
| Secured debt as a percentage of net debt | 13.8% | 5.3% | 18.4% | 12.1% | 12.3% |
| **Portfolio Statistics** | | | | | |
| Number of properties | 185 | 183 | 174 | 173 | 172 |
| RIDEA average occupancy - same store | 89.7% | 90.5% | 88.2% | 86.6% | 87.8% |
| RIDEA EBITDARM | $ 6,810 | $ 6,787 | $ 5,995 | $ 6,005 | $ 6,041 |



Brightwater
Myrtle, Beach SC

# Performance



Normalized FFO / Share (CAGR)
NHI vs Peer Avg
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.2%
6.3%
12.7%
7.9%
12.1%
7.4%
10.5%
8.3%
11.8%
8.7%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities



Dividends
$4.00
$3.00
$2.00
$1.00
$0.00
Regular
Special
Q1 Annualized
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015



10-Year Total Return
NHI
426%
MSCI US REIT Index
151%
S&P 500 TR Index
116%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015



Dividends / Share (CAGR)
NHI vs Peer Avg
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.3%
5.1%
8.8%
5.3%
8.0%
6.9%
7.6%
5.3%
7.5%
4.7%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities

# Investments

We invest in ***relationships***, not just properties.

- Focused on growing with our 31 operating partners and select new customers
- Diversified investment plan emphasizing private pay senior housing properties
- Experienced operators with proven record of quality care and value creation

**Investment History***



$800
$700
$600
$500
$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$88.6
$141.4
$100.4
$193.0
$752.1
$570.9
$209.5
2009
2010
2011
2012
2013
2014
2015
Existing Relationship
New Relationship
10-year Treasury
WACY

*average age of properties acquired since 2009 is **12 years**; total portfolio average age is **22 years***

**Population Projection**



50,000
40,000
30,000
20,000
10,000
-
75+ Population¹
AL, ALZ, SNF Demand²
2015
2020
2025
2030
2035

[1] U.S. Census Bureau, National Population Projections
[2] U.S. Census, Americans with Disabilities, Household Economic Studies, July 2012; American Academy of Neurology, February 2013; National Center for Health Statistics Long-Term Care Services in the U.S. - 2014 Overview

| Asset Class | Investment Type | Units | Location | Yield | Total | Funded | Remaining |
|---|---|---|---|---|---|---|---|
| **Recent Investment** | | | | | | | |
| Entrance-Fee Community | Senior Note | 220 | WA | 6.75% | $ 60,000,000 | $ (28,000,000) | $ 32,000,000 |
| **Development Activity** | | | | | | | |
| Senior Housing | Construction Loan | 218 | NC, SC, WA | 8.02% | $ 109,500,000 | $ (15,558,000) | $ 93,942,000 |
| Senior Housing | Construction | 408 | CA, GA, IL, IN, VA | 9.00% | 64,322,000 | (7,091,000) | 57,231,000 |
| Senior Housing | Renovation | n/a | CA, KS, LA, MD, WA | 7.72% | 7,236,000 | (4,886,000) | 2,350,000 |
| Hospital | Renovation | n/a | KY | 9.00% | 8,000,000 | (7,423,000) | 577,000 |
| Skilled Nursing | Renovation | n/a | OR | 8.75% | 2,201,000 | (1,941,000) | 260,000 |

# Investments

We understand senior housing, because *we've done it*.

- Transactions tailored to customer needs balanced with stringent underwriting
- Flexible approach to deal structure and transaction size

**Revenue Mix - Investments Since 2009[1]**



Senior Living Campus, 3%
Skilled Nursing, 21%
Hospital & MOB, 3%
Entrance-Fee, 22%
Independent Living, 25%
Assisted Living, 26%
SHO - Need Driven - 29%
SHO - Discretionary - 47%
Medical - 24%

**Investment Structure[1]**



REIT Dividends, 2%
Notes, 5%
RIDEA, 11%
Lease, 82%

[1] based on annualized cash revenue for contracts in place at March 31, 2015

# Financial

**Normalized FFO** *(per diluted share)*



Dividend Payout
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.64
$4.20
$4.55
2013
2014
2015*

**Normalized AFFO** *(per diluted share)*



$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.43
$3.76
$4.02
2013
2014
2015*

**Adjusted EBITDA** *(millions, **annualized)*



$250.0
$200.0
$150.0
$100.0
$50.0
$-
$114.7
$169.7
$206.4
2013
2014
2015**

* mid-point of guidance range



Timber Ridge at Talus
Issaquah, WA

# Capital Structure

A disciplined approach to
*value creation*.

- Low leverage Balance Sheet
- Staggered long-term debt maturities
- Target 60/40 Equity/Debt Funding Mix

**Debt**

| | Amount | Rate[1] | % of Total | Maturity[1] |
|---|---|---|---|---|
| Unsecured Debt | | | | |
| Fixed Rate | | | | |
| Convertible Senior Notes | $ 200,000 | 3.25% | 22.0% | 6 years |
| Term Loans | 475,000 | 4.00%[1] | 52.3% | 7 years |
| Variable Rate | | | | |
| Revolving Credit Facility | 107,500 | 1.68% | 11.8% | 4 years |
| Total Unsecured Debt | 782,500 | 3.49% | 86.2% | |
| Secured Debt | | | | |
| Fixed Rate | | | | |
| Fannie Mae Mortgage Loans | 78,084 | 3.79% | 8.6% | 10 years |
| HUD Mortgage Loans | 47,168 | 4.04% | 5.2% | 21 years |
| Total Secured Debt | 125,252 | 3.88% | 13.8% | |
| Subtotal | 907,752 | 3.54% | | |
| Note Discounts | (8,332) | | | |
| Total Debt | $ 899,420 | | | |

[1] weighted average

**Total Debt**


Secured, Fixed 14%
Unsecured, Variable 12%
Unsecured, Fixed 74%

**Fixed Charge Coverage**


15.0x
10.0x
5.0x
0.0x
12.8x
7.9x
6.5x
2013
2014
Q1 2015

**Net Debt to Adjusted EBITA** *(annualized)*


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
2.0x
3.4x
4.2x
4.3x
2012
2013
2014
2015*

# Industry Partners

| | NHC | Holiday Retirement | Senior Living Communities | Bickford | Legend Healthcare |
|---|---|---|---|---|---|
| Ownership | Public | Private National | Private | Private | Private |
| Market Focus | SNF / SHO | SHO | SHO | SHO | SNF |
| 5-Yr Investment | $37.4m | $492.9m | $491.0m | $338.1m | $124.3m |
| % of Revenue | 18.9% | 16.5% | 16.1% | 12.0% | 6.3% |

| | HSM | Fundamental | Brookdale Senior Living Solutions | SLM | LTC REIT |
|---|---|---|---|---|---|
| Ownership | NFP | Private National | Public | Private | Public |
| Market Focus | SNF | SNF | SHO | SHO | REIT |
| 5-Yr Investment | $67m | $27.8 | $53.5m | $15.6m | N/A |
| % of Revenue | 3.5% | 2.9% | 2.5% | 2.1% | 2.0% |

**Stabilized Lease Portfolio**
**EBITDARM Coverage***



12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Q4 '13
Q4 '14
1.38x 1.37x
1.22x 1.24x
3.16x 2.94x
1.86x 2.42x
7.74x 10.84x
SHO-ND¹(62)
SHO-D²(25)
SNF (67)
HOSP (3)
MOB (2)

(#) indicates number of properties; excludes development, lease-up properties and SLC properties acquired during Q4 2014

* based on trailing twelve months; full portfolio coverage **2.17x**; SNF includes NHC coverage of 4.29x & 3.85x for '13 & '14, respectively

[1] Need driven senior housing [2] Discretionary senior housing



The Bedford
Vancouver, WA

NHI NATIONAL HEALTH INVESTORS

# RIDEA Relationship

Bickford Senior Living manages and operates 49 Independent Living, Assisted Living, and Memory Care branches throughout the country and has experience in constructing over 150 of these types of communities for various owners. Their mission: "Bickford exists to enrich HAPPINESS in the lives of our residents, our beloved friends. Happiness is a very personal thing and it has become our mission to discover what that is for each of our residents, based on their life story, their expressed wishes and desires, even based on their day." As part of a joint venture relationship, NHI owns 85% of the operations and real estate in 31 Bickford communities while affiliates of Bickford Senior Living own 15% and manage the communities. Our RIDEA structure is designed to follow the fundamental elements of a triple-net lease. Within the RIDEA, we continue to foresee organic growth potential from improving operations, but our agreements with Bickford also enforce growth through a hybrid feature providing a preferred payment stream subject to 3% escalation and payable first to NHI among the joint venture partners. As operations season and lease-up among our new developments is completed, we expect our equity share of RIDEA operating income to become a more visible component of our comprehensive income.



Iowa 9
Illinois 6
Indiana 6
Michigan 4
Nebraska 3
Kansas 2
Ohio 1



NHI Annual Revenue from Bickford (millions)
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014







# RIDEA Operating Performance

## Property Level Metrics

### Quarter over Quarter

| | Total | | Same Store | | Focus Properties | | Purchase Option Properties[4] | |
|---|---|---|---|---|---|---|---|---|
| | Q1 2015 | Q1 2014 | Q1 2015 | Q1 2014 | Q1 2015 | Q1 2014 | Q1 2015 | Q1 2014 |
| Number of properties | 31 | 29 | 25 | 25 | 6 | 4 | 6 | 6 |
| Number of units | 1,514 | 1,355 | 1,068 | 1,068 | 446 | 287 | 342 | 342 |
| Average unit occupancy | 85.4% | 81.2% | 89.7% | 87.8% | 75.3% | 56.5% | 94.3% | 85.8% |
| Average monthly RPU[1] | $ 4,758 | $ 4,812 | $ 4,856 | $ 4,787 | $ 4,481 | $ 4,959 | $ 5,440 | $ 5,283 |
| Operating revenue | $ 18,467 | $ 15,876 | $ 13,952 | $ 13,465 | $ 4,515 | $ 2,411 | $ 5,261 | $ 4,650 |
| Less: operating expenses | 11,657 | 9,835[2] | 8,284 | 7,773[2] | 3,372 | 2,062[2] | 3,120 | 2,638 |
| EBITDARM | $ 6,810 | $ 6,041 | $ 5,668 | $ 5,692 | $ 1,143 | $ 349 | $ 2,141 | $ 2,012 |

### Sequential Quarter

| | Total | | Same Store | | Focus Properties | | Purchase Option Properties[4] | |
|---|---|---|---|---|---|---|---|---|
| | Q1 2015 | Q4 2014 | Q1 2015 | Q4 2014 | Q1 2015 | Q4 2014 | Q1 2015 | Q4 2014 |
| Number of properties | 31 | 31 | 25 | 25 | 6 | 6 | 6 | 6 |
| Number of units | 1,514 | 1,514 | 1,068 | 1,068 | 446 | 446 | 342 | 342 |
| Average unit occupancy | 85.4% | 84.0% | 89.7% | 90.5% | 75.3% | 68.5% | 94.3% | 96.9% |
| Average monthly RPU[1] | $ 4,758 | $ 4,734 | $ 4,856 | $ 4,831 | $ 4,481 | $ 4,428 | $ 5,440 | $ 5,298 |
| Operating revenue | $ 18,467 | $ 18,065 | $ 13,952 | $ 14,007 | $ 4,515 | $ 4,058 | $ 5,261 | $ 5,266 |
| Less: operating expenses | 11,657 | 11,278 | 8,284 | 8,207 | 3,372 | 3,071 | 3,120 | 3,044 |
| EBITDARM | $ 6,810 | $ 6,787 | $ 5,668 | $ 5,800 | $ 1,143 | $ 987 | $ 2,141 | $ 2,222 |

### Trailing 12 Months as of March 31,

| | Total | | Same Store | | Focus Properties[3] | | Purchase Option Properties[4] | |
|---|---|---|---|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 | 2015 | 2014 | 2015 | 2014 |
| Number of properties | 27 | 27 | 25 | 25 | 2 | 2 | 6 | 6 |
| Number of units | 1,239 | 1,239 | 1,068 | 1,068 | 171 | 171 | 342 | 342 |
| Average unit occupancy | 86.7% | 86.0% | 88.7% | 88.3% | 74.2% | 71.7% | 94.1% | 92.0% |
| Average monthly RPU[1] | $ 4,798 | $ 4,786 | $ 4,815 | $ 4,795 | $ 4,673 | $ 4,717 | $ 5,293 | $ 5,253 |
| Operating revenue | $ 61,866 | $ 61,206 | $ 54,752 | $ 54,265 | $ 7,115 | $ 6,941 | $ 20,437 | $ 19,826 |
| Less: operating expenses | 38,264 | 37,626[2] | 32,405 | 31,884[2] | 5,859 | 5,742[2] | 11,937 | 11,456 |
| EBITDARM | $ 23,603 | $ 23,580 | $ 22,347 | $ 22,381 | $ 1,256 | $ 1,199 | $ 8,499 | $ 8,370 |

[1] revenue per occupied unit
[2] includes one-time favorable worker's compensation adjustment of $466k (Total), $391k (Same Store) and $75k (Focus Properties)
[3] excludes three new facilities opened during 2013 and 2014 and 1 recently acquired facility
[4] 6 properties available to NHI under a $97m purchase option

# Leadership



J. Justin Hutchens
President & CEO



Kristin S. Gaines
Chief Credit Officer



Eric Mendelsohn
EVP, Corporate Finance



Roger R. Hopkins
Chief Accounting Officer



Kevin Pascoe
EVP, Investments



Mandi Hogan
National Director, Marketing



Colleen Sullivan
Director of Investor Relations



Ron Reel
Controller

## Analyst Coverage

| | |
|---|---|
| Juan Sanabria | Bank of America Merril Lynch |
| John Kim | BMO Capital Markets |
| John Roberts | J.J.B. Hilliard W.L. Lyons |
| Peter Martin | JMP Securities |
| Jordan Sadler | Key Banc Capital Markets |
| Rich Anderson | Mizuho Securities |
| Dan Bernstein | Stifel, Nicolaus & Company |
| Todd Stender | Wells Fargo Securities |

NHI
LISTED
NYSE

## Investor Relations

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100
csullivan@nhireit.com
www.nhireit.com

# Balance Sheets

*(in thousands, except per share amounts)*

| | March 31, 2015 (unaudited) | December 31, 2014 |
|---|---|---|
| **Assets:** | | |
| Real estate properties: | | |
| Land | $ 127,665 | $ 127,566 |
| Buildings and improvements | 1,856,475 | 1,854,855 |
| Construction in progress | 8,978 | 6,428 |
| | 1,993,118 | 1,988,849 |
| Less accumulated depreciation | (225,304) | (212,300) |
| Real estate properties, net | 1,767,814 | 1,776,549 |
| Mortgage and other notes receivable, net | 101,529 | 63,630 |
| Investment in preferred stock, at cost | 38,132 | 38,132 |
| Cash and cash equivalents | 4,190 | 3,287 |
| Marketable securities | 16,387 | 15,503 |
| Straight-line rent receivable | 41,243 | 35,154 |
| Equity-method investment and other assets | 50,421 | 50,705 |
| Total Assets | $ 2,019,716 | $ 1,982,960 |
| Liabilities and Stockholders' Equity | | |
| Debt | $ 899,420 | $ 862,726 |
| Accounts payable and accrued expenses | 14,822 | 15,718 |
| Dividends payable | 31,931 | 28,864 |
| Lease deposit liabilities | 21,275 | 21,648 |
| Real estate purchase liabilities | 3,000 | 3,000 |
| Deferred income | 2,827 | 1,071 |
| Total Liabilities | 973,275 | 933,027 |
| Commitments and Contingencies | | |
| National Health Investors Stockholders' Equity: | | |
| Common stock, $.01 par value; 60,000,000 shares authorized; 37,566,221 and 37,485,902 shares issues and outstanding respectively | 376 | 375 |
| Capital in excess of par value | 1,035,160 | 1,033,896 |
| Cumulative dividends in excess of net income | (2,817) | (569) |
| Accumulated other comprehensive income | 3,820 | 6,223 |
| Total National Health Investors Stockholders' Equity | 1,036,539 | 1,039,925 |
| Noncontrolling interest | 9,902 | 10,008 |
| Total Equity | 1,046,441 | 1,049,933 |
| Total Liabilities and Equity | $ 2,019,716 | $ 1,982,960 |



Cascades Verdae
Greenville, SC

# Statements of Income

*(in thousands, except share and per share amounts)*

| Year to Date as of March 31, | | 2015 | | 2014 |
|---|---|---|---|---|
| Revenues: | | | | |
| Rental income | $ | 52,495 | $ | 40,313 |
| Interest income from mortgage and other notes | | 2,121 | | 1,756 |
| Investment income and other | | 1,135 | | 1,067 |
| | | 55,751 | | 43,136 |
| Expenses: | | | | |
| Depreciation | | 13,014 | | 9,237 |
| Interest, including amortization of debt discount and issuance costs | | 8,412 | | 6,887 |
| Legal | | 104 | | 73 |
| Franchise, excise and other taxes | | 134 | | 306 |
| General and administrative | | 3,845 | | 2,935 |
| | | 25,509 | | 19,438 |
| Income before equity-method investee and nontrolling interest | | 30,242 | | 23,698 |
| Income (loss) from equity-method investee | | (229) | | 158 |
| Net income | | 30,013 | | 23,856 |
| Less: net income attributable to noncontrolling interest | | (330) | | (323) |
| Net income attributable to common stockholders | $ | 29,683 | | 23,533 |
| Weighted average common shares outstanding: | | | | |
| Basic | | 37,558,067 | | 33,051,415 |
| Diluted | | 37,645,265 | | 33,085,232 |
| Earnings per common share: | | | | |
| Net income attributable to common stockholders - basic | $ | .79 | $ | .71 |
| Net income attributable to common stockholders - diluted | $ | .79 | $ | .71 |
| Regular dividends declared per common share | $ | .85 | $ | .77 |



Timber Ridge at Talus
Issaquah, WA

# FFO, AFFO & FAD

*(in thousands, except share and per share amounts)*

| Year to date as of March 31, | 2015 | 2014 |
|---|---|---|
| Net income attributable to common stockholders | $ 29,683 | $ 23,533 |
| Elimination of certain non-cash items in net income: | | |
| Depreciation in continuing operations | 13,014 | 9,237 |
| Depreciation related to noncontrolling interest | (278) | (246) |
| **Funds from operations** | **42,419** | **32,524** |
| Debt issuance costs expensed due to credit facility modifications | - | 2,145 |
| **Normalized FFO** | **42,419** | **34,669** |
| Straight-line lease revenue, net | (6,089) | (4,195) |
| Straight-line lease revenue, net, related to noncontrolling interest | 15 | 17 |
| Amortization of original issue discount | 271 | 15 |
| Amortization of debt issuance costs | 549 | 353 |
| **Normalized AFFO** | **37,165** | **30,859** |
| Non-cash share-based compensation | 1,464 | 1,349 |
| **Normalized FAD** | **$ 38,629** | **$ 32,208** |
| | | |
| BASIC | | |
| Weighted average common shares outstanding | 37,558,067 | 33,051,415 |
| FFO per common share | $ 1.13 | $ .98 |
| Normalized FFO per common share | $ 1.13 | $ 1.05 |
| Normalized AFFO per common share | $ .99 | $ .93 |
| Normalized FAD per common share | $ 1.03 | $ .97 |
| | | |
| DILUTED | | |
| Weighted average common shares outstanding | 37,645,265 | 33,085,232 |
| FFO per common share | $ 1.13 | $ .98 |
| Normalized FFO per common share | $ 1.13 | $ 1.05 |
| Normalized AFFO per common share | $ .99 | $ .93 |
| Normalized FAD per common share | $ 1.03 | $ .97 |
| | | |
| Payout ratios: | | |
| Regular dividends per common share | $ .85 | $ .77 |
| Normalized FFO payout ratio per diluted common share | 75.2% | 73.3% |
| Normalized AFFO payout ratio per diluted common share | 85.9% | 82.8% |
| Normalized FAD payout ratio per diluted common share | 82.5% | 79.4% |



Osprey Village
Amelia Island, FL

# Portfolio Information

| | Properties | Units / Sq. Ft. | YTD Billed Rent | YTD Straight-Line | YTD Revenue |
|---|---|---|---|---|---|
| Leases | | | | | |
| Senior Housing - Need Driven | | | | | |
| Assisted Living | 62 | 3,144 | $ 10,012 | $ 589 | $ 10,601 |
| Senior Living Campus | 6 | 881 | 1,818 | 157 | 1,975 |
| Total Senior Housing - Need Driven | 68 | 4,025 | 11,830 | 746 | 12,576 |
| Senior Housing - Discretionary | | | | | |
| Independent Living | 28 | 3,114 | 8,664 | 2,066 | 11,295 |
| Entrance-Fee Communities | 7 | 1,587 | 7,607 | 2,631 | 9,673 |
| Total Senior Housing - Discretionary | 35 | 4,701 | 16,271 | 4,697 | 20,968 |
| Total Senior Housing | 103 | 8,726 | 28,101 | 5,443 | 33,544 |
| Medical Facilities | | | | | |
| Skilled Nursing | 64 | 8,370 | 16,275 | 519 | 16,794 |
| Hospitals | 3 | 181 | 1,779 | 128 | 1,907 |
| Medical Office Buildings | 2 | 88,517* | 251 | (1) | 250 |
| Total Medical Facilities | 69 | | 18,305 | 646 | 18,951 |
| Total Leases | 172 | | $ 46,406 | $ 6,089 | $ 52,495 |
| | | | | | |
| Mortgages and Other Notes Receivable | | | | | |
| Senior Housing - Need Driven | 2 | 190 | | | $ 235 |
| Senior Housing - Discretionary | 2 | 400 | | | 357 |
| Medical Facilities | 8 | 664 | | | 637 |
| Other Notes Receivable | - | - | | | 892 |
| Total Mortgages | 12 | 1,254 | | | $ 2,121 |

## Lease Maturities

*(annualized cash rent; $ in thousands)*



SHO
SNF
Other
% of annualized cash rent with tenant purchase option
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2015 0.4%
2016 3.4%
2017
2018 4.5%
2019
2020 3.0%
2021
2022 1.7%
2023
2024
2025 1.9%
2026
Thereafter 0.2%

| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 | 2026 | Thereafter |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # of properties: | 1 | 4 | 7 | 2 | - | 6 | 2 | 4 | 2 | 8 | 5 | 13 | 87 |



Lakes at Litchfield
Pawley's Island, SC

# Definitions

## Annualized Revenues

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

## Adjusted EDITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

## CAGR

The acronym *CAGR* refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period..

## Facility Types

SHO - Senior housing
MOB - Medical office building
HOSP - Hospital
SNF -Skilled nursing facility

## Fixed Charges

The term *Fixed Charges* refers to interest expense and debt principal.

## Normalized FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders.

## Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs: Ventas, Inc., HCP, Inc., LTC Properties, Inc., Health Care REIT, Inc., Sabra Health Care REIT, Inc.

# Definitions *(continued)*

### Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 80% of the total number of certified units). Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

### Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

### RIDEA

Our joint ventures are designed to be compliant with the provisions of the REIT Diversification and Empowerment Act of 2007, or RIDEA.

### WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.


1275

Mistywood
Roseville, CA